UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549







                                    FORM 8-K





                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) JULY 1, 1996

                     CLASSIC RESTAURANTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

        COLORADO                   033-33556-D                  84-1122431
(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)             Identification No.)

     3091 GOVERNORS LAKE DRIVE, BUILDING 100, SUITE 500, NORCROSS, GA 30071
      (Address of principal  executive  offices)                 (Zip Code)

        Registrant's telephone number, including area code (770) 729-9010

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Exhibit Index on page __                                      Page 1 of __ pages


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On July 1,1996, the registrant and its Board of Directors approved the engagement of Stark Tinter & Associates, LLC, of Englewood, Colorado, to audit the registrant's financial statements. During the registrant's two most recent fiscal years and the subsequent interim period preceding the engagement of this firm, the registrant did not consult this firm regarding any of the matters identified in Item 304(a)(2) of Regulation S-K.

         Stark Tinter & Associates, LLC was selected by new management of the registrant. As reported in the Form 8-K dated January 31, 1996, the registrant experienced a change of control.

         The former accountants were Mitchell Finley and Company, P.C. The report of Mitchell Finley and Company, P.C. on the financial statements for the fiscal year ended June 30, 1995 contained an explanatory paragraph regarding the registrant's ability to continue as a going concern. The decision to change accountants was approved by the Board of Directors on May 21, 1996. During the registrant's two most recent fiscal years and the subsequent interim period preceding the resignation, there were no disagreements with Mitchell Finley and Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mitchell Finley and Company, P.C., would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         Effective January 1, 1996, Mitchell Finley and Company, P.C. combined its practice with BDO Seidman LLP. In addition, the license of Mitchell Finley and Company, P.C. to practice accountancy with the Colorado Board expired on May 31, 1996. Accordingly, the firm can no longer practice under the name Mitchell, Finley & Company, P.C.

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired: not applicable.

         (b)      Pro forma financial information: not applicable.

         (c)      Exhibits:



REGULATION                                                                                            SEQUENTIAL
S-K NUMBER                                             EXHIBIT                                        PAGE NUMBER
    16                Letter from Mitchell Finley and Company, P.C. re change in                          N/A
                      certifying accountant (1)<F1>
- - ----------

<F1>
(1)  Application has been made under Rule 437 to waive this letter.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CLASSIC RESTAURANTS INTERNATIONAL, INC.



Date: July 18, 1996                      By: /s/ Caroline P. Anderson
                                             ---------------------------------
                                                 Caroline P. Anderson,
                                                 Executive Vice President

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